                                                                  Exhibit 10.6.1

                                 AMENDMENT TO
                              GREATER BAY BANCORP
                         EMPLOYEE STOCK PURCHASE PLAN

                          (EFFECTIVE JANUARY 1, 1998)

                                 AMENDMENT TO
                              GREATER BAY BANCORP
                         EMPLOYEE STOCK PURCHASE PLAN

                          (EFFECTIVE JANUARY 1, 1998)

        Greater Bay Bancorp (the "Company") maintains the Greater Bay Bancorp Employee Stock Purchase Plan (the "Plan") for the benefit of its eligible employees and the eligible employees of its Designated Subsidiaries as the term is defined in the Plan. In accordance with the resolutions of the Board of Directors of the Company approving an amendment to the Plan, the Company hereby amends the Plan as follows, effective January 1, 1998.

        1.      G.      RIGHT TO PURCHASE SHARES.

        The first sentence of Section G of the Plan is hereby amended by deleting the references to "base" used in connection with the term "Compensation" to read as follows:

                "Subject to the limitations set forth in paragraphs B, I(iii), I(v), and J(ii), on each Offering Date, each Participant shall be granted a Plan Option to purchase (at the purchase price determined under paragraph H) a number of whole Shares arrived at by dividing (a) an amount equal to 15% of the Participant's Compensation for the Offering Period beginning on such Offering Date determined at the rate of such Participant's Compensation in effect as of such Offering Date by
        (b) 85% of the fair-market value of a Share of the Company's common stock on the Offering Date."

        Section G of the Plan shall also be amended by adding a new sentence to the end of this Section G to read as follows:

                "Notwithstanding any provisions in the Plan to the contrary, the 'Compensation' of a Participant who elects not to have any payroll deductions taken from any bonuses paid to him during an Offering Period as provided in paragraph J(i) shall not include bonuses."

        2.      I.      PAYMENT OF PURCHASE PRICE: PAYROLL DEDUCTIONS.

        Section I(i) is hereby amended in its entirety to read as follows:

                "(i)    ACCUMULATION OF PAYROLL DEDUCTIONS. The purchase price
                        ----------------------------------
        of Shares to be acquired in an Offering Period shall be accumulated by payroll deductions over the Offering Period. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's Subscription Agreement. Notwithstanding any other provisions in the Plan to the contrary, a Participant may elect in his Subscription Agreement to accumulate the purchase price of Shares by payroll deductions only with regard to his regular paychecks, and not with regard to any bonuses that the Company or Designated Subsidiary may pay him during an Offering Period. The Compensation of a Participant making this election in his Subscription Agreement shall not include any bonuses that he may receive from the Company or a Designated Subsidiary during an Offering Period."

        The Employer has caused this Amendment to be executed on this 12th day of December, 1997.

COMPANY:                                GREATER BAY BANCORP

                                        By: /s/ David L. Kalkbrenner
                                            -------------------------------
                                            David L. Kalkbrenner
                                            President and Chief Executive
                                            Officer

                                        By: /s/ Steven C. Smith
                                            -------------------------------
                                            Steven C. Smith
                                            Executive Vice President and Chief
                                            Operating Officer

                                       2